Exhibit (m)(4): Calculations of Illustrations for VUL IV/VUL IV - ES 2008 Revisions

NARRATIVE FOR THE HYPOTHETICAL ILLUSTRATION 1

I. THE 0% GROSS CURRENT RETURN ILLUSTRATED VALUES FOR THE FIFTH POLICY YEAR HAVE BEEN CALCULATED IN THE FOLLOWING MANNER:

DEATH BENEFIT:

The death benefit is an option 1 (level) death benefit. 35 Male, Preferred NonSmoker, Face: $400,000, Premium: $3,500.

Year 5 Death Benefit = Greater of Specified Amount or Percentage of Cash Value
                     = $400,000 or 250% x $13,571.75
                     = $400,000

POLICY VALUE:

Year 5 Policy Value =
Policy Value at the end of year 4  $11,013.14
+ Annual Premium*                  $ 3,500.00
- Premium Expense Charge**         $   175.00
- Monthly Deduction***             $   496.27
- Mortality & Expense Charge****   $   126.62
+ Hypothetical Rate of Return***** $  (143.50)
                                   -----------
=                                  $   13,572  (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

** Premium Expense Charge is 5% of each premium payment.

*** The monthly deduction is made up of a $0.00 monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

Month      COI
-----    --------
1        $  41.32
2        $  41.33
3        $  41.33
4        $  41.34
5        $  41.35
6        $  41.35
7        $  41.36
8        $  41.37
9        $  41.37
10       $  41.38
11       $  41.39
12       $  41.39
Total    $ 496.27

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The M&E charge is 0.90% for years 1-10, 0.45% for years 11-20, and 0.30% for years 21+.

***** The hypothetical gross rate of return is 0%. The average annual fund expenses are 1.02%. The monthly interest amounts earned for year 5 are:

Month     Interest
-----    ----------
1        $  (12.26)
2        $  (12.21)
3        $  (12.15)
4        $  (12.10)
5        $  (12.04)
6        $  (11.99)
7        $  (11.93)
8        $  (11.88)
9        $  (11.82)
10       $  (11.77)
11       $  (11.71)
12       $  (11.66)
Total    $ (143.50)

CASH SURRENDER VALUE:

Year 5 Cash Surrender Value =
Year 5 Policy Value           $13,571.75
- Year 5 Surrender Charge     $ 3,604.00
                              ----------
=                             $    9,968 (rounded to the nearest dollar)

II. THE 6% GROSSCURRENT RETURN ILLUSTRATED VALUES FOR THE FIFTH POLICY YEAR HAVE BEEN CALCULATED IN THE FOLLOWING MANNER:

DEATH BENEFIT:

The death benefit is an option 1 (level) death benefit. 35 Male, Preferred NonSmoker, Face: $400,000, Premium: $3,500.

Year 5 Death Benefit = Greater of Specified Amount or Percentage of Cash Value
                     = $400,000 or 250% x $16,326.98
                     = $400,000

POLICY VALUE:

Year 5 Policy Value =
Policy Value at the end of year 4  $12,846.38
+ Annual Premium*                  $ 3,500.00
- Premium Expense Charge**         $   175.00
- Monthly Deduction***             $   493.36
- Mortality & Expense Charge****   $   143.15
+ Hypothetical Rate of Return***** $   792.11
                                   ----------
=                                  $   16,327 (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

**  Premium Expense Charge is 5% of each premium payment.

*** The monthly deduction is made up of a $0.00 monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

Month    COI
-----   ------
1       $41.12
2       $41.12
3       $41.12
4       $41.12
5       $41.12
6       $41.11
7       $41.11

Month    COI
-----   ------
8       $41.11
9       $41.11
10      $41.11
11      $41.11
12      $41.11
Total   $493.36

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The M&E charge is 0.90% for years 1-10, 0.45% for years 11-20, and 0.30% for years 21+.

***** The hypothetical gross rate of return is 6%. The average annual fund expenses are 1.04%. The monthly interest amounts earned for year 5 are:

Month    Interest
-----   ---------
1       $   65.72
2       $   65.77
3       $   65.82
4       $   65.88
5       $   65.93
6       $   65.98
7       $   66.03
8       $   66.09
9       $   66.14
10      $   66.19
11      $   66.25
12      $   66.30
Total   $  792.11

CASH SURRENDER VALUE:

Year 5 Cash Surrender Value =
Year 5 Policy Value           $16,326.98
- Year 5 Surrender Charge     $ 3,604.00
                              ----------
=                             $   12,723 (rounded to the nearest dollar)

III. THE 12% GROSS CURRENT RETURN ILLUSTRATED VALUES FOR THE FIFTH POLICY YEAR HAVE BEEN CALCULATED IN THE FOLLOWING MANNER:

DEATH BENEFIT:

The death benefit is an option 1 (level) death benefit. 35 Male, Preferred NonSmoker, Face: $400,000, Premium: $3,500.

Year 5 Death Benefit = Greater of Specified Amount or Percentage of Cash Value
                     = $400,000 or 250% x $19,560.22
                     = $400,000

POLICY VALUE:

Year 5 Policy Value =
Policy Value at the end of year 4  $14,913.21
+ Annual Premium*                  $ 3,500.00
- Premium Expense Charge**         $   175.00
- Monthly Deduction***             $   490.02
- Mortality & Expense Charge****   $   161.79
+ Hypothetical Rate of Return***** $ 1,973.82
                                   ----------
=                                  $   19,560 (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

**  Premium Expense Charge is 5% of each premium payment.

*** The monthly deduction is made up of a $0.00 monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

Month     COI
-----    ------
1        $40.90
2        $40.89
3        $40.88
4        $40.86
5        $40.85
6        $40.84
7        $40.83
8        $40.82
9        $40.81
10       $40.79
11       $40.78
12       $40.77
Total   $490.02

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The M&E charge is 0.90% for years 1-10, 0.45% for years 11-20, and 0.30% for years 21+.

***** The hypothetical gross rate of return is 12%. The average annual fund expenses are 1.02%. The monthly interest amounts earned for year 5 are:

Month    Interest
-----    ---------
1        $  159.27
2        $  160.20
3        $  161.13
4        $  162.06
5        $  163.01
6        $  163.96
7        $  164.92
8        $  165.89
9        $  166.86
10       $  167.85
11       $  168.84
12       $  169.84
Total    $1,973.82

CASH SURRENDER VALUE:

Year 5 Cash Surrender Value =
Year 5 Policy Value           $19,560.22
- Year 5 Surrender Charge     $ 3,604.00
                              ----------
=                             $   15,956 (rounded to the nearest dollar)

NARRATIVE FOR THE HYPOTHETICAL ILLUSTRATION 2

I. THE 0% GROSS CURRENT RETURN ILLUSTRATED VALUES FOR THE FIFTH POLICY YEAR HAVE BEEN CALCULATED IN THE FOLLOWING MANNER:

DEATH BENEFIT:

The death benefit is an option 1 (level) death benefit. 40 Male, Preferred NonSmoker, Face: $2,000,000, Premium: $25,000.

Year 5 Death Benefit = Greater of Specified Amount or Percentage of Cash Value
                     = $2,000,000 or 222% x $96,885.46
                     = $2,000,000

POLICY VALUE:

Year 5 Policy Value =
Policy Value at the end of year 4  $ 78,814.79
+ Annual Premium*                  $ 25,000.00

- Premium Expense Charge**         $  1,250.00
- Monthly Deduction***             $  3,749.17
- Mortality & Expense Charge****   $    904.76
+ Hypothetical Rate of Return***** $ (1,025.39)
                                   ------------
=                                  $    96,885  (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

**  Premium Expense Charge is 5% of each premium payment.

*** The monthly deduction is made up of a $0.00 monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

Month       COI
-----     -------
1         $312.00
2         $312.08
3         $312.16
4         $312.24
5         $312.31
6         $312.39
7         $312.47
8         $312.55
9         $312.63
10        $312.70
11        $312.78
12        $312.86

Total   $3,749.17


**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The M&E charge is 0.90% for years 1-10, 0.30% for years 11-20,and 0.20% for years 21+.

***** The hypothetical gross rate of return is 0%. The average annual fund expenses are 1.02%. The monthly interest amounts earned for year 5 are:

Month     Interest
-----     ---------
1         $ (87.69)
2         $ (87.28)
3         $ (86.87)
4         $ (86.46)
5         $ (86.06)

Month     Interest
-----   -----------
6       $   (85.65)
7       $   (85.24)
8       $   (84.84)
9       $   (84.43)
10      $   (84.03)
11      $   (83.62)
12      $   (83.22)

Total   $(1,025.39)

CASH SURRENDER VALUE:

Year 5 Cash Surrender Value =
Year 5 Policy Value           $96,885.46
- Year 5 Surrender Charge     $20,840.00
                              ----------
=                             $   76,045 (rounded to the nearest dollar)

II. THE 6% GROSS CURRENT RETURN ILLUSTRATED VALUES FOR THE FIFTH POLICY YEAR HAVE BEEN CALCULATED IN THE FOLLOWING MANNER:

DEATH BENEFIT:

The death benefit is an option 1 (level) death benefit. 40 Male, Preferred NonSmoker, Face: $2,000,000, Premium: $25,000.

Year 5 Death Benefit = Greater of Specified Amount or Percentage of Cash Value
                     = $2,000,000 or 222% x $116,650.44
                     = $2,000,000

POLICY VALUE:

Year 5 Policy Value =
Policy Value at the end of year 4  $91,977.51
+ Annual Premium*                  $25,000.00
- Premium Expense Charge**         $ 1,250.00
- Monthly Deduction***             $ 3,717.11
- Mortality & Expense Charge****   $ 1,023.54
+ Hypothetical Rate of Return***** $ 5,663.57
                                   ----------
=                                  $  116,650 (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

**  Premium Expense Charge is 5% of each premium payment.

*** The monthly deduction is made up of a $0.00 monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

Month       COI
-----     -------
1         $309.83
2         $309.82
3         $309.80
4         $309.79
5         $309.78
6         $309.77
7         $309.75
8         $309.74
9         $309.73
10        $309.71
11        $309.70
12        $309.69

Total   $3,717.11

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The M&E charge is 0.90% for years 1-10, 0.30% for years 11-20, and 0.20% for years 21+.

***** The hypothetical gross rate of return is 6%. The average annual fund expenses are 1.02%. The monthly interest amounts earned for year 5 are:

Month   Interest
-----   ---------
1       $  470.25
2       $  470.56
3       $  470.87
4       $  471.18
5       $  471.49
6       $  471.80
7       $  472.11
8       $  472.43
9       $  472.74
10      $  473.06
11      $  473.38
12      $  473.69

Total   $5,663.57

CASH SURRENDER VALUE:

Year 5 Cash Surrender Value =
Year 5 Policy Value           $116,650.44
- Year 5 Surrender Charge     $ 20,840.00
                              -----------
=                             $    95,810 (rounded to the nearest dollar)

III. THE 12% GROSS CURRENT RETURN ILLUSTRATED VALUES FOR THE FIFTH POLICY YEAR HAVE BEEN CALCULATED IN THE FOLLOWING MANNER:

DEATH BENEFIT:
The death benefit is an option 1 (level) death benefit. 40 Male, Preferred NonSmoker, Face: $2,000,000, Premium: $25,000.

Year 5 Death Benefit = Greater of Specified Amount or Percentage of Cash Value
                     = $2,000,000 or 222% x $139,853.17
                     = $2,000,000

POLICY VALUE:

Year 5 Policy Value =
Policy Value at the end of year 4  $106,820.13
+ Annual Premium*                  $ 25,000.00
- Premium Expense Charge**         $  1,250.00
- Monthly Deduction***             $  3,680.27
- Mortality & Expense Charge****   $  1,157.44
+ Hypothetical Rate of Return***** $ 14,120.76
                                   -----------
=                                  $   139,853 (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

**  Premium Expense Charge is 5% of each premium payment.

*** The monthly deduction is made up of a $0.00 monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

Month       COI
-----     -------
1         $307.38
2         $307.26
3         $307.13
4         $307.01
5         $306.89
6         $306.76
7         $306.63
8         $306.50
9         $306.37

Month      COI
-----   ---------
10      $  306.24
11      $  306.11
12      $  305.98

Total   $3,680.27

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The M&E charge is 0.90% for years 1-10, 0.30% for years 11-20, and 0.20% for years 21+.

***** The hypothetical gross rate of return is 12%. The average annual fund expenses are 1.02%. The monthly interest amounts earned for year 5 are:

Month    Interest
-----   ----------
1       $ 1,140.14
2       $ 1,146.61
3       $ 1,153.14
4       $ 1,159.72
5       $ 1,166.35
6       $ 1,173.04
7       $ 1,179.78
8       $ 1,186.58
9       $ 1,193.43
10      $ 1,200.34
11      $ 1,207.30
12      $ 1,214.33

Total   $14,120.76

CASH SURRENDER VALUE:

Year 5 Cash Surrender Value =
Year 5 Policy Value           $139,853.17
- Year 5 Surrender Charge     $ 20,840.00
                              -----------
=                             $   119,013 (rounded to the nearest dollar)

NARRATIVE FOR THE HYPOTHETICAL ILLUSTRATION 3

I. THE 0% GROSS GUARANTEED RETURN ILLUSTRATED VALUES FOR THE FIFTH POLICY YEAR HAVE BEEN CALCULATED IN THE FOLLOWING MANNER:

DEATH BENEFIT:

The death benefit is an option 1 (level) death benefit. 35 Male, Preferred NonSmoker, Face: $400,000, Premium: $3,500.

Year 5 Death Benefit = Greater of Specified Amount or Percentage of Cash Value
                     = $400,000 or 250% x $12,940.26
                     = $400,000

POLICY VALUE:

Year 5 Policy Value =
Policy Value at the end of year 4  $10,507.49
+ Annual Premium*                  $ 3,500.00
- Premium Expense Charge**         $   175.00
- Monthly Deduction***             $   633.24
- Mortality & Expense Charge****   $   121.40
+ Hypothetical Rate of Return***** $  (137.58)
                                   -----------
=                                  $   12,940  (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

**  Premium Expense Charge is 5% of each premium payment.

*** The monthly deduction is made up of a $7.50 monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

Month     COI
-----  ---------
1      $   45.22
2      $   45.23
3      $   45.24
4      $   45.25
5      $   45.26
6      $   45.27
7      $   45.27
8      $   45.28
9      $   45.29
10     $   45.30
11     $   45.31
12     $   45.32

Total  $  543.24

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The guaranteed M&E charge is 0.90% for all years.

***** The hypothetical gross rate of return is 0%. The average annual fund expenses are 1.02%. The monthly interest amounts earned for year 5 are:

Month    Interest
-----   ----------
1       $  (11.82)
2       $  (11.75)
3       $  (11.69)
4       $  (11.62)
5       $  (11.56)
6       $  (11.50)
7       $  (11.43)
8       $  (11.37)
9       $  (11.31)
10      $  (11.24)
11      $  (11.18)
12      $  (11.12)

Total   $ (137.58)

CASH SURRENDER VALUE:

Year 5 Cash Surrender Value =
Year 5 Policy Value           $12,940.26
- Year 5 Surrender Charge     $ 3,604.00
                              ----------
=                             $    9,336 (rounded to the nearest dollar)

II. THE 6% GROSS GUARANTEED RETURN ILLUSTRATED VALUES FOR THE FIFTH POLICY YEAR HAVE BEEN CALCULATED IN THE FOLLOWING MANNER:

DEATH BENEFIT:

The death benefit is an option 1 (level) death benefit. 35 Male, Preferred NonSmoker, Face: $400,000, Premium: $3,500.

Year 5 Death Benefit = Greater of Specified Amount or Percentage of Cash Value
                     = $400,000 or 250% x $15,594.33
                     = $400,000

POLICY VALUE:

Year 5 Policy Value =
Policy Value at the end of year 4  $12,276.79
+ Annual Premium*                  $ 3,500.00
- Premium Expense Charge**         $   175.00
- Monthly Deduction***             $   630.18

- Mortality & Expense Charge****   $   137.36
+ Hypothetical Rate of Return***** $   760.07
                                   ----------
=                                  $   15,594 (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

**  Premium Expense Charge is 5% of each premium payment.

*** The monthly deduction is made up of a $7.50 monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

Month    COI
-----   -------
1       $ 45.01
2       $ 45.01
3       $ 45.01
4       $ 45.01
5       $ 45.01
6       $ 45.01
7       $ 45.01
8       $ 45.01
9       $ 45.01
10      $ 45.01
11      $ 45.02
12      $ 45.02

Total   $540.18

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts.The guaranteed M&E charge is 0.90% for all years.

***** The hypothetical gross rate of return is 6%. The average annual fund expenses are 1.02%. The monthly interest amounts earned for year 5 are:

Month    Interest
-----    ---------
1        $   63.35
2        $   63.35
3        $   63.35
4        $   63.35
5        $   63.34
6        $   63.34
7        $   63.34

Month    Interest
-----    ---------
8        $   63.34
9        $   63.33
10       $   63.33
11       $   63.33
12       $   63.33

Total    $  760.07

CASH SURRENDER VALUE:

Year 5 Cash Surrender Value =
Year 5 Policy Value           $15,594.33
- Year 5 Surrender Charge     $ 3,604.00
                              ----------
=                             $   11,990 (rounded to the nearest dollar)

III. THE 12% GROSS GUARANTEED RETURN ILLUSTRATED VALUES FOR THE FIFTH POLICY YEAR HAVE BEEN CALCULATED IN THE FOLLOWING MANNER:

DEATH BENEFIT:

The death benefit is an option 1 (level) death benefit. 35 Male, Preferred NonSmoker, Face: $400,000, Premium: $3,500.

Year 5 Death Benefit = Greater of Specified Amount or Percentage of Cash Value
                     = $400,000 or 250% x $18,711.63
                     = $400,000

POLICY VALUE:

Year 5 Policy Value =
Policy Value at the end of year 4  $14,273.11
+ Annual Premium*                  $ 3,500.00
- Premium Expense Charge**         $   175.00
- Monthly Deduction***             $   626.65
- Mortality & Expense Charge****   $   155.37
+ Hypothetical Rate of Return***** $ 1,895.54
                                   ----------
=                                  $   18,712 (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

**  Premium Expense Charge is 5% of each premium payment.

*** The monthly deduction is made up of a $7.50 monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

Month     COI
-----    ------
1        $44.78
2        $44.77
3        $44.76
4        $44.75
5        $44.74
6        $44.73
7        $44.72
8        $44.70
9        $44.69
10       $44.68
11       $44.67
12       $44.66

Total   $536.65

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts.The guaranteed M&E charge is 0.90% for all years.

***** The hypothetical gross rate of return is 12%. The average annual fund expenses are 1.02%. The monthly interest amounts earned for year 5 are:

Month    Interest
-----    ---------
1        $  153.57
2        $  154.35
3        $  155.13
4        $  155.92
5        $  156.72
6        $  157.52
7        $  158.33
8        $  159.14
9        $  159.96
10       $  160.79
11       $  161.63
12       $  162.47

Total    $1,895.54

CASH SURRENDER VALUE:

Year 5 Cash Surrender Value =
Year 5 Policy Value           $18,711.63
- Year 5 Surrender Charge     $ 3,604.00
                              ----------
=                             $   15,108 (rounded to the nearest dollar)

NARRATIVE FOR THE HYPOTHETICAL ILLUSTRATION 4

I. THE 0% GROSS GUARANTEED RETURN ILLUSTRATED VALUES FOR THE FIFTH POLICY YEAR HAVE BEEN CALCULATED IN THE FOLLOWING MANNER:

DEATH BENEFIT:

The death benefit is an option 1 (level) death benefit. 40 Male, Preferred NonSmoker, Face: $2,000,000, Premium: $25,000.

Year 5 Death Benefit = Greater of Specified Amount or Percentage of Cash Value
                     = $2,000,000 or 222% x $94,845.27
                     = $2,000,000

POLICY VALUE:

Year 5 Policy Value =
Policy Value at the end of year 4  $ 77,230.64
+ Annual Premium*                  $ 25,000.00
- Premium Expense Charge**         $  1,250.00
- Monthly Deduction***             $  4,240.75
- Mortality & Expense Charge****   $    888.10
+ Hypothetical Rate of Return***** $ (1,006.51)
                                   ------------
=                                  $    94,845  (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

**  Premium Expense Charge is 5% of each premium payment.

*** The monthly deduction is made up of a $7.50 guaranteed monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

Month       COI
-----     -------
1         $345.38
2         $345.48
3         $345.57
4         $345.66
5         $345.76
6         $345.85
7         $345.94
8         $346.04
9         $346.13

Month       COI
-----     -------
10        $346.22
11        $346.32
12        $346.41

Total   $4,150.75

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The guaranteed M&E charge is 0.90% for all years.

***** The hypothetical gross rate of return is 0%. The average annual fund expenses are 1.02%. The monthly interest amounts earned for year 5 are:

Month     Interest
-----     -----------
1         $    (86.30)
2         $    (85.85)
3         $    (85.41)
4         $    (84.97)
5         $    (84.53)
6         $    (84.09)
7         $    (83.65)
8         $    (83.21)
9         $    (82.78)
10        $    (82.34)
11        $    (81.90)
12        $    (81.47)

Total     $ (1,006.51)

CASH SURRENDER VALUE

Year 5 Cash Surrender Value =
Year 5 Policy Value           $94,845.27
- Year 5 Surrender Charge     $20,840.00
                              ----------
=                             $   74,005 (rounded to the nearest dollar)

II. THE 6% GROSS GUARANTEED RETURN ILLUSTRATED VALUES FOR THE FIFTH POLICY YEAR HAVE BEEN CALCULATED IN THE FOLLOWING MANNER:

DEATH BENEFIT:

The death benefit is an option 1 (level) death benefit. 40 Male, Preferred NonSmoker, Face: $2,000,000, Premium: $25,000.

Year 5 Death Benefit = Greater of Specified Amount or Percentage of Cash Value
                     = $2,000,000 or 222% x $114,298.38
                     = $2,000,000

POLICY VALUE:

Year 5 Policy Value =
Policy Value at the end of year 4  $90,197.54
+ Annual Premium*                  $25,000.00
- Premium Expense Charge**         $ 1,250.00
- Monthly Deduction***             $ 4,205.83
- Mortality & Expense Charge****   $ 1,005.15
+ Hypothetical Rate of Return***** $ 5,561.82
                                   ----------
=                                  $  114,298 (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

**  Premium Expense Charge is 5% of each premium payment.

*** The monthly deduction is made up of a $7.50 guaranteed monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

Month       COI
-----     ---------
1         $  343.01
2         $  343.01
3         $  343.00
4         $  343.00
5         $  342.99
6         $  342.99
7         $  342.98
8         $  342.98
9         $  342.97
10        $  342.97
11        $  342.96
12        $  342.96

Total     $4,115.83

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts.The guaranteed M&E charge is 0.90% for all years.

***** The hypothetical gross rate of return is 6%. The average annual fund expenses are 1.02%. The monthly interest amounts earned for year 5 are:

Month   Interest
-----   ---------
1       $  462.84
2       $  462.95
3       $  463.07
4       $  463.19
5       $  463.31
6       $  463.42
7       $  463.54
8       $  463.66
9       $  463.78
10      $  463.90
11      $  464.02
12      $  464.14

Total   $5,561.82

CASH SURRENDER VALUE:

Year 5 Cash Surrender Value =
Year 5 Policy Value           $114,298.38
- Year 5 Surrender Charge     $ 20,840.00
                              -----------
=                             $    93,458 (rounded to the nearest dollar)

III. THE 12% GROSS GUARANTEED RETURN ILLUSTRATED VALUES FOR THE FIFTH POLICY YEAR HAVE BEEN CALCULATED IN THE FOLLOWING MANNER:

DEATH BENEFIT:
The death benefit is an option 1 (level) death benefit. 40 Male, Preferred NonSmoker, Face: $2,000,000, Premium: $25,000.

Year 5 Death Benefit = Greater of Specified Amount or Percentage of Cash Value
                     = $2,000,000 or 222% x $137,145.03
                     = $2,000,000

POLICY VALUE:

Year 5 Policy Value =
Policy Value at the end of year 4  $104,824.67
+ Annual Premium*                  $ 25,000.00
- Premium Expense Charge**         $  1,250.00
- Monthly Deduction***             $  4,165.70
- Mortality & Expense Charge****   $  1,137.15
+ Hypothetical Rate of Return***** $ 13,873.21
                                   -----------
=                                  $   137,145 (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

**  Premium Expense Charge is 5% of each premium payment.

*** The monthly deduction is made up of a $7.50 guaranteed monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

Month       COI
-----     ---------
1         $  340.35
2         $  340.22
3         $  340.10
4         $  339.97
5         $  339.84
6         $  339.71
7         $  339.58
8         $  339.45
9         $  339.32
10        $  339.19
11        $  339.05
12        $  338.92

Total     $4,075.70

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts.The guaranteed M&E charge is 0.90% for all years.

***** The hypothetical gross rate of return is 12%. The average annual fund expenses are 1.02%. The monthly interest amounts earned for year 5 are:

Month    Interest
-----    ---------
1        $1,122.32
2        $1,128.30
3        $1,134.32
4        $1,140.39
5        $1,146.52
6        $1,152.69
7        $1,158.92
8        $1,165.19
9        $1,171.52

Month    Interest
-----    ---------
10       $1,177.90
11       $1,184.33
12       $1,190.81

Total   $13,873.21

CASH SURRENDER VALUE:

Year 5 Cash Surrender Value =
Year 5 Policy Value           $137,145.03
- Year 5 Surrender Charge     $ 20,840.00
                              -----------
=                             $   116,305 (rounded to the nearest dollar)